UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 12, 2010

QUIDEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

10165 McKellar Court, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)
(858) 552-1100
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
          (e) On May 12, 2010, Quidel Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders, at which the Company’s stockholders approved the adoption of the Quidel Corporation 2010 Equity Incentive Plan. The Board of Directors of the Company previously approved the adoption of the plan, subject to the approval of the Company’s stockholders.
          The material features of the 2010 Equity Incentive Plan are described in the Company’s definitive Proxy Statement for the Annual Meeting of Stockholders and is filed herewith as Exhibit 99.1 and incorporated herein by reference. This description of the 2010 Equity Incentive Plan is qualified in its entirety by reference to the full text of the plan filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
          On May 12, 2010, the Company held its Annual Meeting of Stockholders at 8:30 am local time at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California. The following matters were voted upon at the meeting:
          Proposal No. 1
          The Company’s stockholders elected seven individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas D. Brown	16,156,515	7,731,532	2,918,815
Douglas C. Bryant	23,511,633	376,414	2,918,815
Kenneth F. Buechler	23,702,845	185,202	2,918,815
Rod F. Dammeyer	23,706,214	181,833	2,918,815
Mark Lake Polan	15,969,838	7,918,209	2,918,815
Mark A Pulido	23,705,245	182,802	2,918,815
Jack W. Schuler	16,154,483	7,733,564	2,918,815
          Proposal No. 2
          The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,479,719	319,875	7,268	0

          Proposal No. 3
          The Company’s stockholders approved the adoption of the Quidel Corporation 2010 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,181,221	8,667,285	39,541	2,918,815

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1	2010 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s 2010 Definitive Proxy Statement filed on April 2, 2010).

Exhibit 99.1	Summary of the 2010 Equity Incentive Plan.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 13, 2010

QUIDEL CORPORATION
By:	/s/ Robert J. Bujarski
Robert J. Bujarski
Senior Vice President, General Counsel and Corporate Secretary

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